Sam R. Leno Appointed to Omnicare's Board of Directors
CINCINNATI, May 24, 2012 - Omnicare, Inc. (NYSE:OCR), today announced the appointment of Sam R. Leno to its Board of Directors and he will also become a member of the Audit Committee.
Mr. Leno has more than 40 years of business experience with multinational companies, the vast majority within the healthcare sector. He recently retired as Executive Vice President and Chief Operations Officer at Boston Scientific, where he was responsible for the finance, information systems, operations, business development, strategy and restructuring functions. Mr. Leno previously served as Boston Scientific's Executive Vice President, Finance and Information Systems and Chief Financial Officer. Prior to joining Boston Scientific, he served as Executive Vice President, Corporate Finance and Operations and Chief Financial Officer at Zimmer Holdings, Inc. Mr. Leno has also held Chief Financial Officer positions at Arrow Electronics, Inc., Corporate Express, Inc., and Coram Healthcare. Earlier in his career, he held a variety of senior financial positions at Baxter International, Inc. and American Hospital Supply Corporation. Mr. Leno served as a Lieutenant in the United States Navy and is a Vietnam veteran. He currently serves on the Board of Directors and is Chairman of the Audit Committee of Lantheus MI Holdings, Inc. He is also a member of the Advisory Board of the Harvard Business School Healthcare Initiative. Mr. Leno holds a B.S. Degree in Accounting and an MBA.
"We are pleased to welcome Sam to Omnicare's Board of Directors," said James D. Shelton, Omnicare's Chairman of the Board. "Sam is a highly accomplished executive who brings to the board a broad range of expertise and extensive healthcare experience. We believe Omnicare's shareholders will benefit from his finance and operational experience."
About Omnicare
Omnicare, Inc., a Fortune 400 company based in Cincinnati, Ohio, provides comprehensive pharmaceutical services to patients and providers across North America. As the market-leader in professional pharmacy, related consulting and data management services for skilled nursing, assisted living and other chronic care institutions, Omnicare leverages its unparalleled clinical insight into the geriatric market along with some of the industry's most innovative technological capabilities to the benefit of its long-term care customers. Omnicare also provides key commercialization services for the bio-pharmaceutical industry and end-of-life disease management through its Specialty Care Group. For more information, visit www.omnicare.com.
Forward-looking Statements
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